UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 2)
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2011
_________________

CD INTERNATIONAL ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Florida	001-33694	13-3876100

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (954) 363-7333

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 30, 2011, CD International Enterprises, Inc.’s (“we”, "us” or "our”) wholly owned subsidiary, CDI China, Inc., (“CDI China”), entered into a series of agreements (collectively, the “Equity Transfer Contracts”) to acquire (i) a 100% ownership interest in Golden Trust Magnesium Industry Co., Ltd. (“Golden Trust”) by (a) acquiring a 100% interest in Marvelous Honor Holdings, Inc., a Brunei company (“Marvelous Honor”) from its shareholders Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang and Xumin Cui (Marvelous Honor owns a 72.5% interest in Golden Trust) and (b) acquiring the 27.5% interest in Golden Trust owned by Baotou Changxin Magnesium Co., Ltd. as trustee; and (ii) an 80% ownership interest in Lingshi Xinghai Magnesium Industry Co., Ltd. (“Lingshi Magnesium”) through our 80% owned subsidiary, Taiyuan Ruiming Yiwei Magnesium Co., Ltd. (“Ruiming Magnesium”).  On January 13, 2012 we filed Amendment No. 1 to the Form 8-K we filed on September 6, 2011 to disclose the terms of a January 12, 2012 amendment to the Equity Transfer Contracts. This Amendment No. 2 to the Form 8-K we filed on September 6, 2011 is filed to disclose the terms of a June 30, 2012 amendment to the Equity Transfer Contracts discussed below.

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2012, CDI China entered into amendment no. 2 (collectively, "Amendment No. 2’s”) to each of the Equity Transfer Contracts with the counterparties to those agreements to extend to no later than December 31, 2012 the completion date for the title transfers under Section 5.2 of the Equity Transfer Contracts to acquire interests in Marvelous Honor, Golden Trust and Lingshi Magnesium.  The Amendment No. 2’s were approved by our Audit Committee on June 29, 2012.  In addition, in connection with the Equity Transfer Contract related to the acquisition of Lingshi Magnesium, CDI China  agreed to transfer its ownership interest in Excel Rise Technology, Ltd., a Brunei company to Taiyuan Yiwei Magnesium Industry Co., Ltd. within 15 days of the February 29, 2012 closing date of this acquisition.

The description of the terms and conditions of the Amendment No.2’s does not purport to be complete and is qualified in its entirety by reference to the full text of such Amendment No. 2’s, English translations of which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by this reference.

Item 3.02   Unregistered Sale of Equity Securities.

The disclosures related to the Amendment No. 2’s set forth under Item 1.01 above are incorporated into this Item 3.02 by reference.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits

10.1
Equity Transfer Contract Amendment No. 2 dated June 30, 2012 among CDI China, Inc., Marvelous Honor Holding Inc., Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui, Golden Trust Magnesium Industry Co. Ltd. and Kong Tung.

10.2	Equity Transfer Contract Amendment No. 2 dated June 30, 2012 among CDI China, Inc.; Mr. Yuwei Huang, Mr. Xumin Cui; Golden Trust Magnesium Industry Co. Ltd. and Baotou Changxin Magnesium Co., Ltd
10.3
Equity Transfer Contract Amendment No. 2 dated June 30, 2012 among Taiyuan Ruiming Yiwei Magnesium Industry Co. Ltd., Taiyuan Yiwei Magnesium Industry Co., Ltd., Lingshi Xinghai Magnesium Industry Co. Ltd., CD International Enterprises, Inc., Pine Capital Enterprises, Inc. and Yuwei Huang.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CD INTERNATIONAL ENTERPRISES, INC.

Date: July 6, 2012	/s/ Lazarus Rothstein
Lazarus Rothstein, Executive Vice President and General Counsel